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                                                    File Pursuant to Rule 497(e)
                                                      Registration No. 033-28888





                SUPPLEMENT DATED JULY 25, 1997 TO THE PROSPECTUS
                              DATED MAY 1, 1997 FOR
                    CANADA LIFE OF AMERICA SERIES FUND, INC.



Effective July 25, 1997, the section in the prospectus captioned "International Equity Portfolio Sub-Adviser" is amended to include the following:

Effective July 15, 1997, the International Equity Portfolio Sub-Adviser changed its name from Canada Life Investment Management Limited to INDAGO Capital Management Inc. The name change was executed in connection with the sale of fifty percent of the International Equity Portfolio Sub-Adviser's outstanding common stock to certain of its executive employees (the "Executive Employees"). The International Equity Portfolio Sub-Adviser is jointly owned by the Executive Employees and The Canada Life Assurance Company.